UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2008

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

In a press release dated March 13, 2008, the Company announced its earnings for the quarter and year ended December 31, 2007.  The earnings information was also disclosed in a letter to shareholders mailed on or about March 13, 2008.  The press release and letter to shareholders are filed as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

Item 8.01.  Other Events

Quarterly Dividend

In its press release dated March 13, 2008, the Company announced that on March 11, 2008, the Board of Directors declared a cash dividend payable on May 1, 2008 to shareholders of record as of April 15, 2008.  The text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Change in Annual Meeting Date

On March 11, 2008, the Board of Directors approved a change in the scheduled date for the 2008 annual meeting of shareholders from Tuesday, May 6, 2008 to Tuesday, June 10, 2008 and established April 8, 2008 as the record date for determining shareholders entitled to notice of and to vote at the meeting. As stated in the Company’s letter to shareholders, holding the annual meeting in the month of June was deemed advisable this year in order to provide additional time for solicitation of proxies in connection with certain proposed amendments to the Company’s articles of association, which require a supermajority vote for approval.  The delayed meeting date was announced in the Company’s March 13 press release and in the letter to shareholders filed as Exhibits 99.1 and 99.2 to this report and incorporated herein by reference.

In view of the delayed annual meeting date, under Section 2.12 of the Company’s Amended and Restated Bylaws, the deadline for submission by shareholders of nominations for director or proposals for other action at the 2008 annual meeting is extended to the close of business on Monday, March 24, 2008. Any such nomination or proposal must comply with all information and other requirements in Section 2.12 of the Bylaws.

Item 9.01.  Financial Statements and Exhibits.

(a)  Inapplicable.

(b)  Inapplicable.

(c)  Inapplicable.

(d)  Exhibits.

The following exhibits are filed herewith:

99.1 - Press release, dated March 13, 2008, announcing (i) earnings for the quarter and year ended December 31, 2007, (ii) declaration of a quarterly cash dividend, and (iii) the change in the date of the 2008 annual meeting of shareholders.

99.2 - Letter to Shareholders announcing (i) earnings for the quarter and year ended December 31, 2007, (ii) the change in the date of the 2008 annual meeting of shareholders and (iii) the Company’s intention to propose certain amendments to the articles of association for approval by the shareholders at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: March 13, 2008	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Executive Officer